2003 Year-End Earnings Review and Business Update February 6, 2004 New York, NY

Meeting Agenda Welcome and Opening Remarks Tony Earley, Chairman and CEO Non-Regulated Business Update Gerry Anderson, President and COO, DTE Energy Resources Financial Update Dave Meador, Senior Vice President and CFO Question & Answer 8:30-9:00 a.m. 9:00-9:45 a.m. 9:45-10:30 a.m. 10:30-11:00 a.m.

Positioning for the Future Anthony F. Earley, Jr. February 6, 2004 New York, NY

Safe Harbor Statement The information contained in this document is as of the date of this press release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This press release contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward- looking statements include, but are not limited to, timing and extent of changes in interest rates; access to the capital markets and capital market conditions and other financing efforts which can be affected by credit agency ratings requirements; ability to utilize Section 29 tax credits or sell interest in facilities producing such credits; the level of borrowings; the effects of weather and other natural phenomena on operations and actual sales; economic climate and growth in the geographic areas in which DTE Energy does business; unplanned outages; the cost of protecting assets against or damage due to terrorism; nuclear regulations and risks associated with nuclear operations; the grant of rate relief by the MPSC for the utilities; changes in the cost of fuel, purchased power and natural gas; the effects of competition; the implementation of electric and gas customer choice programs; the implementation of electric and gas utility restructuring in Michigan; environmental issues, including changes in the climate, and regulations, and the contributions to earnings by non-regulated businesses. This press release should also be read in conjunction with the forward-looking statements in DTE Energy's, MichCon's and Detroit Edison's 2002 Form 10-K Item 1, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

2003 in Review Laid foundation for legislative reform of the Choice Program Filed Detroit Edison and MichCon rate cases Exceptional restoration response to the August blackout Excellent operational year at Fermi 2 Strong cost reduction results from the DTE Operating System Successful resolution of the IRS / PLR issue Continued progress in developing waste coal recovery business Renewal of $1.3 billion credit facility Redeemed $500M debt and restructured $650M debt DTE Energy had many successes in 2003 and undertook key actions that position us for the future.

2003 in Review Soft economy Mild summer weather Ice storm and wind storm restoration Customer Choice impact IRS review of synfuels Pension and healthcare costs Blackout restoration We also faced many financial challenges in 2003...

2003 in Review Regulated Non-Regulated 2002 2.53 1.02 2003 1.95 1.14 ....as reflected in our financial results. Operating Earnings Per Share * DTE Stock vs. S&P Electrics 2002 2003 10.6% DTE S&P Electrics -18.8% 23.7% -15.1% DTE S&P Electrics 2002 2003: $3.09 2002: $3.55 ** ** Excludes discontinued operations of International Transmission Company * Reconciliation to GAAP reported earnings included in appendix

2003 in Review Despite 2003, we have achieved attractive long-term investment returns... 1999 - 2003 2000 - 2003 2001 - 2003 Cumulative Total Return (%) DTE S&P Electrics

2004 Priorities Successful regulatory agenda Achieve structural fixes to the Electric Choice program Successful outcome in rate cases for Detroit Edison and MichCon Continued growth in non-regulated portfolio Continued sell-down of synfuel portfolio Maintain cash and balance sheet strength 1 2 3 4

2004 Priorities 2004 Projection of Electric Choice Penetration Escalates: Market prices for power remain low Increasing number of energy marketers capitalizing on structural flaws of the program The lack of an authorized mechanism to recover lost Choice margin, combined with transition credits for Choice customers, creates artificial pricing headroom Successful regulatory agenda: Electric Choice 1 Generation Margin Loss Pre - Tax ($Millions) Pre - 2000 2002 2004E 2001 2000 2002 2003 2004E 2001 0 $240 $120 $50 $15

The Choice Program is Deeply Flawed An artificial market structure exists in Michigan Historical rate subsidies and Choice transition credits create artificial price signals and promote cherry picking Market structure encumbers utilities: Marketers not required to have reserve margins Utilities are effectively precluded from competing to retain customers The current regulatory structure is not sustainable Utilities operate simultaneously in two different and incompatible market systems - competition and regulation Customers can switch back and forth between lower of market or regulated cost-based rates Utility retains obligation to serve for all customers; prevents full recovery of its generation cost If not fixed now, residential and small commercial customers will likely face large rate increases in 2006

MPSC Actions to Date are Limited Eliminate transition credits for Choice customers Establish appropriate customer transition charges to recover net stranded costs Implement 5-year surcharge to recover Choice program implementation costs Modify PSCR mechanism to reflect impact of Choice program MPSC issued an order on Jan. 15 eliminating approximately 40% of the Choice credits Staff incorporated actual Choice margin loss in interim recommendation; but only proposed 10-20% recovery from Choice customers Staff proposed deferral of surcharge issue until final rate relief recommendation Proposed Regulatory Solutions Actions to Date MPSC has deferred the issue until a later time

The Choice Issue is Also Being Addressed in the Legislative Arena A series of hearings have begun and will continue over the next several weeks to review the Michigan law that created Electric Choice Hearings are being sponsored by Senator Bruce Patterson (R-Canton), Chairman of the Senate Technology & Energy Committee " The Legislature- this standing committee specifically - has a due diligence duty to conduct a thorough review of the effects of implementation of the law on Michigan's residents and business entities. I want the people of Michigan - residents, employees, employers, young and old, ratepayers and utility investors, all electricity consumers, to benefit from the objective, goals and good intentions of the legislation." - Senator Bruce Patterson, January 29, 2004

Is based on true economic drivers Remove rate subsidies and Choice credits that convey false price signals Require marketers to have reserve margins Is fair and balanced Remove utility's obligation to serve once a customer switches to Choice Prevent customers from switching back and forth to capture lower of market or regulated prices Ensures affordable and reliable electric service Provide certainty relative to recovery of stranded costs from Choice customers Require all suppliers to meet appropriate reliability standards Ends the "transition" period DTE Energy's Principles for Creating a Fair Choice Program Create a Program that:

We Have a Two-Pronged Strategy Regulatory Legislative We are working actively in both the regulatory and legislative arenas to fix the Choice problem Meeting with legislative leadership to educate them on the problems with the Choice program Educating community organizations Launching a grassroots and mass media campaign Structure of our rate relief request allocates net Choice margin loss between Choice and full-service customers Requested Choice transition charge to eliminate artificial pricing headroom Proposal to modify PSCR mechanism to reflect the impact of the Choice program

Choice Recovery Requires a Balance Economic Loss from Choice Program Allocation Between Choice and Full-Service Customers Choice Sales Volumes Choice Headroom Utility generation remains regulated and earns a reasonable return Recovery will be through combination of transition charges and base rate increases Resolution

2004 Priorities 1 Successful regulatory agenda : Successful Rate Case Outcomes Facts Updates Filed on June 20, 2003 Requested $525 million in total relief (in 2006); $378 million interim relief MPSC Staff and intervenors filed recommendations regarding interim rate relief on December 12 Testimony from all parties concluded mid-January MPSC decision on interim relief anticipated after February 10 Detroit Edison Rate Case

Regulatory Update - MichCon Rate Case Case filed September 30, 2003 Seeking $194 million final rate increase; $154 million interim rate increase Significant increase in routine and mandated infrastructure improvements Increased operating costs and employee pension and healthcare costs Lower margins due to decline in customer consumption and current economic conditions Immediately address current cost pressures and cash flow issues Ability to fund continued safe & reliable system operation at reasonable prices, as well as fund mandated safety & security programs Provide shareholders a fair opportunity to earn a return on equity commensurate with the risks relative to the operating and financial environment Facts Key Cost Drivers Goals

Anticipated Timelines for Rate Cases Detroit Edison Interim Reply Briefs February 10, 2004 Interim Order Anticipated by early March Staff & Intervenor Filings on Final Relief March 5, 2004 Proposal for Decision June 30, 2004 Final Order September 2004 MichCon Staff Interim Report & Intervenor Testimony May 3, 2004 Interim Briefs June 15, 2004 Interim Reply Briefs June 30, 2004 Interim Order Anticipated late July Final Order Anticipated January 2005

2004 Priorities Current non-regulated strategy continues: Linked to the core skills and assets of the utilities Low-risk, low capital requirements Sources of growth going forward Waste coal recovery On-site energy projects Coal bed methane projects Continued growth in non-regulated portfolio 2 $68 $84 $162 $207 $228 $0 $50 $100 $150 $200 $250 1999 2000 2001 2002 2003 Non-Regulated Net Income ($millions)

2004 Priorities Favorable IRS PLR resolution announced October 29, 2003 We have sold majority interest in 5 of 9 synfuel facilities We plan to sell interests in remaining 4 facilities by year end 2004 Synfuel Plan: Sell down interests in all facilities Targeted production in 2004 of 13-17M tons Expected 2004 net income of $150 - $190M and net cash of $130 - $150M Continued sell-down of synfuel portfolio 3

2004 Priorities 4 Maintain balance sheet strength Dividend Yield 1998 1999 2000 2001 2002 2003 Dividend Yield 4.8 6.5 5.3 4.9 4.4 5.2 4.8% 6.5% 5.3% 4.9% 4.4% 5.2% 1998 1999 2000 2001 2002 2003 $2.06 Dividend DTE Energy Leverage* Targeted 50-55% Range * Excludes securitization debt and quasi-equity instruments 1999 2000 2001 2002 2003 Dividend Yield 0.514 0.512 0.545 0.549 0.49

Our Management Incentives are Aligned with Shareholder Value Creation 2004 Plan Measure Weighting Earnings per Share 35% Cash Flow 35% Customer Satisfaction 10% Diversity 10% Safety 10% 2003 executive incentive awards were down 72% over 2002 levels Executive ownership of DTE Energy stock is over 5 times higher than 1998 ownership levels Executive stock ownership guidelines in place for VP levels and above DTE Energy management and employees are our #1 shareholder Executive 2004 incentive plan structure aligns with creation of shareholder value:

Summary We are aggressively working to fix the structural flaws of the Electric Choice program We are actively managing rate cases to bring about reasonable outcomes Our non-regulated strategy remains solid; we'll manage our growth capital carefully Balance sheet and liquidity position remain strong

Non-Regulated Business Update Gerard M. Anderson February 6, 2004

Safe Harbor Statement The information contained in this document is as of the date of this press release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This press release contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to, timing and extent of changes in interest rates; access to the capital markets and capital market conditions and other financing efforts which can be affected by credit agency ratings required; resolution of the IRS review of chemical change at synthetic fuel facilities; ability to utilize Section 29 tax credits or sell interest in facilities producing such credits; the level of borrowings; the effects of weather and other natural phenomena on operations and actual sales; economic climate and growth in the geographic areas in which DTE Energy does business; unplanned outages; the cost of protecting assets against or damage due to terrorism; nuclear regulations and risks associated with nuclear operations; the grant of rate relief by the MPSC for the utilities; changes in the cost of fuel, purchased power and natural gas; the effects of competition; the implementation of electric and gas customer choice programs; the implementation of electric and gas utility restructuring in Michigan; environmental issues, including changes in the climate, and regulations, and the contributions to earnings by non-regulated businesses. This press release should also be read in conjunction with the forward-looking statements in DTE Energy's, MichCon's and Detroit Edison's 2002 Form 10-K Item 1, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison

Non-Regulated Business Update Overview Energy Services Coal Services Energy Trading Upstream & Midstream Gas Summary

2003 Was a Good Year for DTE's Non-Regulated Businesses Energy Services Coal Based Fuels (includes synfuels) 190 On-Site Energy Projects 9 Power Generation* 4 Coal Services 8 Biomass Energy 6 Energy Trading & CoEnergy Portfolio 29 Upstream & Midstream* 29 Sub-total 275 DTE Energy Technologies (15) Energy Technology Investments (9) Overhead & interest** (23) Total 228 2003 Net income, $ millions Received three remaining PLRs on our synfuel facilities and sold interests in three additional facilities Capitalized on tight market for coke to restructure contracts at coke batteries Sold stake in Portland pipeline for a gain and increased stake in Vector for no incremental cash Continued to develop waste coal business line Solid year in marketing / trading * Includes gains from asset sales or contract restructuring ** Principally DTE Energy Services Highlights

2004 is Expected to be Another Good Year for Our Non-Regulated Businesses Energy Services Synfuels 150 - 190 Coke Batteries 6 - 8 On-Site Energy Projects 18 - 22 Power Generation (16) Coal Services 14 - 16 Biomass Energy 6 Energy Trading & CoEnergy Portfolio 35 - 40 Upstream & Midstream Gas 18 - 20 Sub-total 231 - 286 DTE Energy Technologies (4) Energy Technology Investments - Overhead & interest* (33) Total 194 - 249 2004 Net income estimates, $ millions Key Drivers Sale of remaining interests in synfuel facilities, significantly improving cash flow Reap benefits of contract restructuring at coke batteries Anticipate closing large utility services outsourcing deal Continued progress in developing waste coal business Solid marketing and trading performance Weak generation pricing * Principally DTE Energy Services

Non-Regulated Business Update Overview Energy Services Coal Services Energy Trading Upstream & Midstream Gas Summary

Profile of DTE Energy Services Business Profile Builds on DTE's expertise with large energy users, coal-based fuels and power generation Business lines include Coal based fuels (coke batteries and synfuels) On-site energy projects Power generation Today's Focus Update on synfuels On-site energy projects Coke battery optimization Power plant services initiative On-Site Energy Projects Coke Batteries Synfuels* Power Generation AL IL IN OH PA NY KY WV NC MI * Synfuel facility in Price, Utah not shown

Synfuel Developments Since August 2003 On October 29, 2003 the IRS announced that it would resume issuing private letter rulings (PLRs) for synfuel facilities The IRS announcement stated that the test procedures and results used by taxpayers were "scientifically valid" In November 2003, DTE received its three remaining PLRs, and now has PLRs on all its synfuel facilities A Senate subcommittee is currently reviewing the IRS ruling in response to coverage of the announcement Between November 2003 and January 1, 2004, DTE sold-down a 99% interest in three more synfuel facilities

Current Synfuel Project Status Note: Facility operating in Price, Utah is not shown ? ? ? ? River Hill Indy Coke Red Mountain Clover Belews Creek Smith Branch Buckeye (2 Facilities) ? ? ? ? Have PLRs on all nine synfuel facilities Facilities are operating well and are in full compliance with PLRs Expect the ongoing audit at four of our synfuel facilities to be complete by April 2004 To date, have sold interests in five facilities (64% of total capacity) Moving to sell interests in remaining four facilities (36% of capacity) by year end 2004 Facilities that have been sold-down ?

2004 Plan for Synfuels 2004 plan Maximize production at projects that have been sold-down Manage production at other projects to fit DTE's tax appetite Sell-down remaining four facilities by the end of 2004 Even at higher production levels, 2004 net income expected to be lower than 2003 because of sell-downs Expected 2004 financials Net income of $150 MM - $190M Net cash of $130 MM - $150M Year over year cash improvement of $330-350M 2003 2004e East 13.3 13 West 4 North Production, MM tons 2003 2004e East 197 150 West 40 North Net income, $ millions 150 - 190

On-Site Energy Projects Detroit Metro Airport National Steel PCI Ford II Ford World Headquarters Ford III GM World Headquarters IIT GM Moraine Sparrows Point PCI GM Tonawanda Current operating projects Business Profile Inside-the-fence projects for large industrial and commercial facilities Business lines include: Pulverized coal injection (2) On-site powerhouse operations (6) Cogeneration (2) 2003 net income of $9M Today's Focus Large utility services outsourcing opportunity with Fortune 100 manufacturer 2004 outlook

Profile of Utility Services Outsourcing Deal Acquisition of existing utility service assets from Fortune 100 manufacturer Services provided include steam, chilled water and compressed air under a 20 year firm contract DTE Energy Services (DTEES) will implement energy conservation projects to reduce energy consumption All O&M and commodity costs are direct pass-through Project debt received investment grade ratings Expected to close in February / March 2004 Includes 8 facilities in Michigan, Indiana and Ohio

2004 Outlook for On-Site Energy Projects Segment earnings expected to increase significantly in 2004 Favorable pricing / utilization at existing projects resulting in ~$4M earnings improvement Remaining increase from projects expected to close in 2004 Continue to see opportunities Strong interest in shedding non-core utility assets Several opportunities with energy intensive industrials 2003 2004e East 9 14 West 6 North Net income, $ millions

Coke Battery Overview DTE has ownership interests in three coke battery projects 51% equity interest in Burns Harbor, IN 51% equity interest in EES Coke, MI 5% equity interest in Indiana Harbor increasing to 15% by 2008 DTE originally owned 100% of equity in facilities, but sold down ownership over time to manage tax credit position Assets have performed very well for DTE Recently, DTE has capitalized on tight market for coke to enhance the value of its coke batteries Burns Harbor, IN

Our Coke Batteries Continue to Generate Significant Cash Pre-tax operating cash expected to increase substantially in 2004 Preferential dividend structure gives us majority of the cash Expected 2004 net income of $6-8M Tight supply and strong price for coke expected to continue longer term 2003 2004e East 18 36 North 4 DTE's share of pre-tax operating cash, $ millions

DTE Energy's Power Plant Services Initiative Downturn in power generation sector has caused multiple players to turn back power generation assets to banks Banks need capable service providers to preserve and enhance the value of their generation assets DTE is among a handful of players with the in-house capabilities and experience to provide these services EPC management Comprehensive asset management O&M Energy management

DTE Energy's Power Plant Services Initiative (Continued) DTE Energy Services (DTEES) currently providing asset management and O&M services to two projects on behalf of group of banks DTEES is in discussions to provide similar services to other projects DTEES has no equity interest in these projects, but will earn a fee for services and incentives Lake Road Power Plant

Non-Regulated Business Update Overview Energy Services Coal Services Energy Trading Upstream & Midstream Gas Summary

Profile of DTE Coal Services Business Profile Leverages DTE's scale as a coal user and its expertise in coal transportation and marketing Business lines include: Coal marketing Rail / water transportation Railcar maintenance Coal and emissions trading Coal tolling Waste coal recovery 2003 net income of $8M Today's Focus 2003 performance and 2004 outlook Update on waste coal recovery technology Utility Customers / Tolling Sites Detroit Edison Plants Industrial or DTE Energy Services' Sites DTE Transportation Services Customer DTE Dock

2003 Earnings Were Lower Than Expected but We Expect a Return to Historic Growth Levels in 2004 Warm winter and cool summer produced lower 2003 earnings Reduced customer shipments Reduced tolling activity 2004 outlook is more favorable Customer shipments are on the rise Increased backlog in maintenance shops Expect to site multiple waste coal recovery projects in 2004 2003 2004e East 8 14 West 2 North Net income, $ millions

Recap of Waste Coal Recovery Activities Over Past Year Entered year with unproven process and pilot plant Spent early months of 2003 verifying process Constructed full-scale commercial plant by mid-year Struck first contract with coal company for reclamation of waste coal site Plant currently running around the clock Producing ~1,000 tons/day Product shipped to utility power plant Still refining process - hope to achieve higher production levels In detailed negotiation on second site

DTE Energy's First Commercial Waste Coal Recovery Plant

Outlook for Waste Coal Recovery Technology Refinement of process in second half of 2003 delayed ramp-up On track to sign contract for second commercial plant in February 2004 Plan to site 3 - 5 additional plants in 2004 Still believe that net income of $20-40M by 2008 is achievable Target regions for waste coal recovery technology Site of DTE's first waste coal recovery plant

Non-Regulated Business Update Overview Energy Services Coal Services Energy Trading Upstream & Midstream Gas Summary

Profile of DTE Energy Trading Business Profile Purpose of energy trading and marketing at DTE: Extract maximum value from generation, pipeline and storage assets Provide products and services to customers that lack required capabilities e.g. Munis, Co-ops Commodities marketed and traded include power, gas, coal and emissions credits 2003 combined net income for Energy Trading and CoEnergy Portfolio was $29M Today's Focus 2003 performance and 2004 outlook for Energy Trading and CoEnergy Portfolio Regions where DTE's activity is concentrated

DTE Energy Trading 2003 Performance Solid performance in 2003 with continuation of low risk approach Expect 2004 net income of $25-30M ~95% of profits derived from physical marketing, back-to-back structured deals and asset based activities Average tenor remains low - and has declined Counterparty credit quality strong Net income, $ millions 2003 2004e ET 30 25 5

Average Portfolio Tenor and Counterparty Credit Profile Have Improved 25% reduction in average portfolio tenor As of year end 2002 As of year end 2003 East 24 18 Year end 2002 Year end 2003 <24 mos. <18 mos. Average Portfolio Tenor Counterparty Credit Profile 2002 2003 A- or above: 25% 48% BBB+: 57% 17% BBB: 9% 32% BBB-: 5% 2% BB+ or below* 4% 1% Note: Data is for DTE Energy Trading Portfolio * Additional collateral (e.g., LOC, bonds, lockbox) in place Further reduced number of counterparties rated BBB- or below

Profile of CoEnergy Portfolio Portfolio of long-dated gas pipeline contracts and gas storage assets acquired via the MCN merger Focus in 2003, and continued focus in 2004, is on optimizing value of these assets Small loss in 2003 driven by one time accounting adjustment required per EITF 98-10 Expect ~$10M profit in 2004 Earnings volatility driven by accounting treatment of storage inventory and associated hedges 2003 2004e East -1 10 West North 2003 2004e Net income, $ millions

DTE Energy Trading and CoEnergy Portfolio - 2004 Activities Continue focus on short-term, physical marketing in ECAR, PJM, NY, MAIN, Ontario and New England Pursue fee for services energy management contracts for generation assets turned back to banks Continue to optimize CoEnergy portfolio of pipeline positions and storage assets

Non-Regulated Business Update Overview Energy Services Coal Services Energy Trading Upstream & Midstream Gas Summary

Profile of Upstream and Midstream Gas Business Profile Upstream Gas 25 Bcf of annual production from 1700 wells in northern Michigan DTE Gas Resources, which develops coalbed methane projects Midstream Gas 55 Bcf of unregulated gas storage in Michigan 40% equity interest in Vector pipeline 2003 net income of $29M Today's Focus Update on prospects in 2004 Gas Production, Gathering & Processing Vector Gas Storage Coalbed Methane Focus Areas Cherokee Basin Arkoma Basin

Upstream and Midstream Gas 2004 Outlook Re-balanced Midstream Gas portfolio in 2003 Sold minority stake in Portland Pipeline Acquired additional 15% interest in Vector Future expansion of Vector likely - pipe full and demand growing Income lower in 2004 due to gain on sale in 2003 Continue to pursue coalbed methane opportunities in Mid-continent region Energy Bill benefits, if passed $3-5M income upside for Antrim production Coalbed methane business would also benefit Net income, $ millions 2003 2004e East 19 18 North 10 2 29 Gain on sale of interest in Portland pipeline

Non-Regulated Business Update Overview Energy Services Coal Services Energy Trading Upstream & Midstream Gas Summary

Summary We continue to strengthen existing businesses, and to look selectively at new strategic opportunities that require limited capital Focus in 2004: Maximizing synfuel cash flow Significantly increasing cash flow from coke batteries Continued expansion of on-site energy projects business line Implementation of power plant operating services initiative Startup of several new waste coal recovery plants Continued strong results in Energy Trading Selective pursuit of coalbed methane opportunities

Financial Review David E. Meador February 6, 2004

Safe Harbor Statement The information contained in this document is as of the date of this press release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This press release contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward- looking statements include, but are not limited to, timing and extent of changes in interest rates; access to the capital markets and capital market conditions and other financing efforts which can be affected by credit agency ratings requirements; ability to utilize Section 29 tax credits or sell interest in facilities producing such credits; the level of borrowings; the effects of weather and other natural phenomena on operations and actual sales; economic climate and growth in the geographic areas in which DTE Energy does business; unplanned outages; the cost of protecting assets against or damage due to terrorism; nuclear regulations and risks associated with nuclear operations; the grant of rate relief by the MPSC for the utilities; changes in the cost of fuel, purchased power and natural gas; the effects of competition; the implementation of electric and gas customer choice programs; the implementation of electric and gas utility restructuring in Michigan; environmental issues, including changes in the climate, and regulations, and the contributions to earnings by non-regulated businesses. This press release should also be read in conjunction with the forward-looking statements in DTE Energy's, MichCon's and Detroit Edison's 2002 Form 10-K Item 1, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Overview 2003 was a challenging year With ongoing regulatory and legislative proceedings, 2004 will also be under pressure from an earnings perspective Mitigating financial impacts from customer choice remains a key priority Due to regulatory proceedings, we cannot provide specific 2004 earnings guidance at this time During this transition period, our balance sheet remains strong with synfuel cash flow offsetting utility weakness

Outline 2003 Results 2004 Preview Regulated Utilities Non-Regulated Cash & Balance Sheet Update

Q4 2003 Summary Operating EPS* of $0.94 per diluted share, down $0.25 per share from comparable 2002 levels Key drivers in the quarter include: Milder weather resulting in lower electric and gas margins Higher benefits and uncollectable expenses Lower quarter-over-quarter synfuel production Large inventory valuation gains within Co-Energy Portfolio in Q4 2002, not repeated in 2003 * Reconciliation to GAAP reported earnings included in the appendix

Regulated Non Regulated Power Generation Energy Services Coal Services Biomass Energy Trading & Co-Energy Portfolio Energy Resources Power Distribution DTE Energy Technologies Energy Distribution Gas Distribution Non Reg Energy Gas Energy Gas Holding Company Energy Tech Investments Corporate & Other Operating Earnings per Share* $0.85 $0.15 ($0.01) ($0.05) $0.61 $0.29 $0.01 $0.01 $0.01 ($0.04) ($0.02) $0.02 $0.00 ($0.05) $0.94 Q4 2003 Operating Performance Business Unit View Overheads & Other ($0.03) $0.13 * Reconciliation to GAAP reported earnings included in the appendix

2003 Financial Summary Year-end leverage ended at 49%*, below our targeted range of 50-55% Closed the sale of International Transmission Company Successfully offset a significant portion of higher pension and benefit expenses Resolved synfuel IRS/PLR issue and recommenced facility sales Experienced increased negative financial impact from Electric Choice Results were also negatively impacted by mild weather, catastrophic storm restoration and the blackout * Excludes securitization debt, MichCon short-term debt and quasi-equity instruments

Regulated Non Regulated Power Generation Energy Services Coal Services Biomass Energy Energy Resources Power Distribution DTE Energy Technologies Energy Distribution Gas Distribution Non Reg Energy Gas Energy Gas Holding Company Energy Tech Investments Corporate & Other Operating Earnings per Share* $2.84 $0.44 $0.09 ($0.28) $1.50 $1.18 $0.18 $0.05 $0.03 $0.17 ($0.09) $0.17 ($0.05) ($0.23) $3.09 2003 Operating Performance Business Unit View Overheads & Other ($0.09) $0.27 * Reconciliation to GAAP reported earnings included in the appendix Trading & Co-Energy Portfolio

2002 2003 HoldCo -37 -38 NonReg 204 232 Reg Gas 66 45 Reg Electric 352 282 Share Dilution 0 Operating Earnings* DTE Energy 2002 vs. 2003 Variance Holding Company Regulated Electric Non- Regulated** $66 Regulated Gas $207 $3.55*** ($39) $352 2002 $46 $228 $3.09 ($35) $282 2003 Weather demand Electric Choice impact / regulatory deferrals Storm restoration costs Benefit cost escalation Uncollectable expenses Non-regulated growth Earnings Per Share* $586 $521 Key Drivers: ($ millions) * Reconciliation to GAAP reported earnings included in the appendix ** Includes Energy Technology Investment *** Excludes earnings from discontinued operations (International Transmission Company)

Net Income 2002 Choice Margin Loss Choice Reg Assets Other Reg Assets Weather Storm Benefits O&M Cost Reductions Net Income 2003 356 310 310 341 292 270 216 216 282 46 31 25 74 22 54 66 Regulated Electric 2002 vs. 2003 Variance Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Choice Margin Loss Weather Choice Regulatory Deferrals Storms Pension and Benefits Other Regulatory Deferrals 2003 $352 $282 2002 ($74) ($46) $31 ($22) ($54) $70 $25 Primarily Cost Reductions & Other 2003 after-tax Electric Choice lost margin impact of ($78M), year-over- year impact of ($46M) Substantial regulatory deferrals supporting 2003 earnings Cooler year-over- year weather and storms Benefit inflation O&M cost reductions

Net Income 2002 Weather Pension & Benefits Uncollecables 2003 Net Income 66 66 56 45 45 10 20 11 Regulated Gas 2002 vs. 2003 Variance * Reconciliation to reported earnings included in the appendix Pension & Benefits Weather Uncollectables 2003 $66 $10 ($20) ($10) $46 2002 Normal weather in 2003 Increased pension and benefit costs Higher uncollectable expense driven by higher gas prices and local economy Operating Earnings (after tax)* ($ millions)

Non-Regulated 2003 Review Higher year-over year synfuel production, partially offset by the absence in 2003 of coke battery tax credits Power Generation gains from contract restructuring of $20M Gain on the sale of the Portland pipeline of $10M Solid growth in realized earnings at Energy Trading Discontinued equity accounting at Plug Power in November 2003 * Reconciliation to reported earnings included in the appendix ** Primarily Plug Power losses Operating Earnings (after tax)* ($ millions)

2003 Results 2004 Preview Regulated Utilities Non-Regulated Cash & Balance Sheet Update

2004 Preview Managing the regulatory agenda, including the financial impact of Electric Choice, is the top priority Despite near-term uncertainty, successful regulatory resolution is expected to provide longer-term financial stability Given the current regulatory and legislative proceedings, we cannot provide specific utility earnings guidance for 2004 at this time The management team remains focused on continued cost control and value creation

Graduated Rate Relief Requested in Filings Interim Rates Small C&I Residential Total 274 294 350 525 20 56 175 Interim Rates Final Rates Total 154 154 194 40 MichCon Requested Incremental Rate Relief ($ millions) Detroit Edison Requested Incremental Rate Relief ($ millions) 2004 2005 2006 $294* $56 $175 $525 Total 2004 2005 $154 $40 $194 * Takes into account the financial impact of rate caps Final $240** $110 $175 $55** $139 ** Assumed interim rates effective 3/1/2004 for Detroit Edison, 8/1/2004 for MichCon Calendar Year Revenue Increase Interim Total

Electric Choice Q4 2003 had the largest migration of customers to Electric Choice to date, resulting in an increased 2004 projection of electric choice losses Choice growth will likely continue to accelerate in 2004, before regulatory and legislative actions can be implemented Our objective relative to the Electric Choice program is to support a balanced program whereby we recover, in a timely basis, all implementation costs and net margin loss caused by the Electric Choice program. This will be aggressively pursued through both the regulatory and legislative process

2001 2002 2003 2003 exit runrate 2004E End State 2004 exir runrate 2005E 15 50 120 190 240 50 290 315 50 Volume and Margin Impact of Electric Choice Detroit Edison Pre-Tax Net Margin Loss ($ Millions) Detroit Edison Electric Choice Sales Loss (GWh) 2001 2002 2003 2003 exit runrate 2004E End State 2004 exir runrate 2005E 1085 2990 6200 9000 11000 2000 11600 12200 2000 1,085 2,990 6,200 11,000 Total 2003 Detroit Edison Territory Sales: 52,600 GWh $15 $50 $120 2001 2002 2003 2004E $240 2001 2002 2003 2004E $190 2003 Exit Point 9,000 2003 Exit Point

2004 Recovery Framework Economic Loss of Electric Choice Range of Mechanisms Deferral for Future Recovery Transition Charge Bundled Price Increase Interim / Final Order should provide recovery through a transition charge and bundled price increase Regulatory asset will be recorded using the current approach Subject to annual true-up mechanism

Financial Recovery of 2004 Choice Deficiency Method of Recovery End Result Low Transition Charge / High Bundled Rate Increase An initial recovery of the deficiency but bundled increase results in subsequent higher Choice levels, and future deficiency to be recovered High residential rate increases High Uniform Transition Charge / Low Bundled Rate Increase An initial recovery of the deficiency but Choice levels will continue to accelerate for high "rate skewed" classes, resulting in additional deficiency to be recovered High residential rate increases Fair "class specific" transition charges / appropriate base rate increase Sustainable recovery of deficiency A viable and proportionately balanced Choice program More modest residential rate increases The various recovery scenarios will lead to significantly different outcomes

Detroit Edison 2004 Factors and Sensitivities Choice Net Margin Impact Timing and outcome of legislative process Level and Timing of Interim and Final Rates Staff report recommended $289M with the PSCR reinstated Modification of PSCR mechanism Cost economics and our ability to mitigate 2004 Factors One Month Delay in Interim Rates (based on company filing) 50bps change in ROE 5% change in capital structure ($13M) +/- $17M +/- $18M 2004 Sensitivities (after tax) PSCR mechanism - per month ($10M)

MichCon 2004 Factors and Sensitivities 2004 Factors 2004 Sensitivities (after tax) Level and Timing of Interim Rates Requested $154M Cost economics and our ability to mitigate Public funding of low income energy assistance One Month Delay in Interim Rates (varies due to seasonality) 50bps change in ROE 5% change in capital Structure ($3-10M) +/- $4M +/- $4M

2003 Results 2004 Preview Regulated Utilities Non-Regulated Cash & Balance Sheet Update

Tax Credit History 1998 1999 2000 2001 2002 2003 2004E 2005E 2006E 2007E Coke Batteries 72.53 103.01 108.98 91.76 58.08 1 1 1 1 1 Synfuels Retained 0 0.74 11.79 65.3 182.21 228 30 10 10 10 Biomass 7.06 9.07 11.43 11.84 12.91 13 13 13 13 13 Synfuels Sold 15 100 146 400 519 524 529 2003 net income from synfuels was $197M with $228M of credits to our account We have sold 64% of synfuel production capacity and expect to sell substantially all of our remaining capacity by year-end Effectively all of the coke batteries credits sunset at the end of 2002 The synfuel credits sunset at the end of 2007 The cash benefit of the tax credit carryforward will be realized through 2008 as a reduction to taxes paid ($Millions) Tax Credits Profile Synfuel Tons Produced (millions) 13.3 15.3 18.7 18.7 18.7

Synfuel Net Income Summary $ millions 2003A Credits Net Income Credits Retained $228 $134 Credits Sold 146 63 $374 $197 2004E* Credits Net Income Credits Retained $30 $20 Credits Sold 400 150 $430 $170 Synfuel tons produced are expected to increase from 13M in 2003 tons to 13-17M tons in 2004 Assumes remaining units are sold during 2004 Net income declines despite higher production as a higher percentage of credits are sold 2004 net income will range from $150-190M In 2004, the structure of net income largely shifts from being reported as an income tax benefit to being reported in operating results * 2004 data assumes midpoint of $150-190M net income range

Synfuel Cash Flow Summary 2004E* Cash from Operations - Operating Losses ($60) Production Payment** 195 $135 Year-over-year cash is expected to improve by ~$335M as units are sold Improvements are driven by: Higher tons Additional selldowns Lower AMT payments in 2004 2004 cash will range from $130-150M ** Accounted for as investing activity on cash flow statement * 2004 data assumes midpoint of $150-190M net income range $ millions 2003A ($280) 80 ($200)

Long-Term Synfuel Net Cash Flow Outlook 2004E 2005E 2006E 2007E 2008E Synfuel Cash Flow 90 Tax Credit Carryforward Utilized* $135 $355 $380 $390 $45 0 90 130 140 $135 $445 $510 $530 $135 ($ millions) * Includes annual tax credits generated from ongoing minority interest ownership Net Cash Flow 2005 cash improvement driven by higher tons produced and higher after-tax cash value per credit Using a discount rate between 6-9% produces a per share value between $8-9

Synfuel Summary All units have PLRs Four units are currently under audit with an expected completion by Spring 2004 Earnings and cash will depend on timing of selldowns and production levels We are on track to deliver significant earnings and improved cash flows

Non-Regulated 2004 Outlook Timing of synfuel sales Restructured coke battery contracts Closing the utility outsourcing deal Continued weakness in generation pricing Drive to profitability in Energy Technologies Discontinued equity accounting at Plug Power * Reconciliation to reported earnings included in the appendix Operating Earnings (after tax)* ($ millions)

2003 Results 2004 Preview Regulated Utilities Non-Regulated Cash & Balance Sheet Update

Financial Objectives Maintain strong balance sheet and solid investment grade rating 2003 year-end leverage declined to 49%* Generate strong cash flows Solid 2003 adjusted cash from operations of over $1 billion Synfuels turns from cash negative in 2003 to cash positive in 2004 Capital expenditures declined $233M in 2003, mostly due to lower NOx spending Conservative and sound financial policies Continue dividend of $2.06 per share, with a current yield of 5.3% * Excludes securitization debt, MichCon short-term debt and quasi-equity instruments

DTE Energy Leverage DTE Energy Leverage* Targeted 50-55% Range Continued balance sheet strength is a key strategic goal for DTE Throughout the industry's financial turmoil, DTE's debt/capital has remained within the targeted 50- 55% range Liquidity remains strong with over $1B of excess borrowing power Possible 2004 pension contribution of ~$170M may be funded with stock, further strengthening the balance sheet 1999 2000 2001 2002 2003 Dividend Yield 0.514 0.512 0.545 0.549 0.49 * Excludes securitization debt, MichCon short-term debt and quasi-equity instruments

DTE Energy 2003 Cash Flows Cash from Operations $996 $950 Capital Expenditures (984) (751) Dividends (338) (346) Asset Sales 9 669 Cash Flow ($285) ($ millions) $611 2002A 2003A Including Synfuel production payments, Cash from Operations was over $1 billion in 2003 Cash from Operations was reduced in 2003 by the $222M contribution to the pension plan. Without the pension contribution, Cash from Operations would have reached $1.2B Capital Expenditures declined 25% from 2002 to 2003, in large part due to a $176M reduction in required spending on NOx remediation Net cash in 2003, after asset sales and dividend payments, was positive by over $600M Synfuel Production Payments* Adjusted Cash from Operations 32 89 $1,028 $1,039 * Accounted for as 'investing activity'

DTE Energy 2004 Cash Flows Cash from Operations $950 $800 Capital Expenditures (751) (750) Dividends (346) (346) Asset Sales 669 40 Cash Flow $611 ($ millions) ($81) 2003A Low Synfuel Production Payment* Adjusted Cash from Operations 89 175 $1,039 $975 $1,050 (1,060) (353) 40 ($98) High 225 $1,275 2004E * Accounted for as 'investing activity' Cash flows in 2004, similar to net income, are uncertain. Final results depend on: Timing and amount of rate relief Electric Choice Timing of synfuel sales Without action, internal cash will not entirely fund the dividend However, the cash initiative successfully implemented in 2003 will continue this year, with a minimum goal of internally funding the dividend Leverage is expected to remain at the low end of our range

DTE Energy Capital Expenditures Detroit Edison NOx MichCon Non Regulated & Corporate* Total Based on utility rate case filings, 2004 capital expenditures will be approximately $1 billion These capital expenditures are largely incurred at the two regulated utilities We intend to match actual 2004 capital spending with available cash flows. Until utility rate cases are resolved, capital spending will remain at 2003 levels ($ millions) $672 38 139 211 $1,060 2004E Capital Expenditures (2004 Based on Rate Case Filings) * 2004 includes $55M of corporate capital $516 64 98 73 $751 2003A

DTE Energy's Commitment to the Dividend Despite recent earnings pressure to date the dividend has remained stable at $2.06 per share Management is committed to maintaining dividend at current level As cash flows improve DTE intends, in the absence of new investments that meet our return requirements, to return excess cash to shareholders or pay down debt 1998 1999 2000 2001 2002 2003 Dividend Yield 4.8 6.5 5.3 4.9 4.4 5.2 4.8% 6.5% 5.3% 4.9% 4.4% 5.2% 1998 1999 2000 2001 2002 2003 Dividend Yield $2.06 Dividend

Summary 2004 will be a transition year with our goal to have the right outcome on Choice and the regulatory cases, which will lay the groundwork for the future Utility cash and earnings will depend on timing and amount of rate relief and legislative actions With continued non-regulated earnings growth, the portfolio is providing stability during utility transitions We will make selected investments that meet our criteria, however until the utilities' cash flow is more certain, larger investments are off the table The balance sheet remains strong as we move through this transition year

Closing Remarks Anthony F. Earley Jr. February 6, 2004

Why Invest in DTE? Balanced business model - regulated / non-regulated Basic utilities form core operations Consistent, successful non-regulated strategy Regulatory clarity should be achieved this year Healthy balance sheet with commitment to investment grade credit ratings Current stock price reflects uncertainties that should be resolved in next 6 - 9 months Multi-year investment returns are attractive Solid dividend with attractive 5.3% yield

Appendix

Key Electric Choice Statistics ($ millions)

Detroit Edison Public Act 141 Related Regulatory Assets ($ millions) Pre-tax * Return on asset, deferred depreciation and O&M

Holding Company Quarterly Effective Tax Rate Adjustment - Synfuel Related Each quarter an accounting adjustment is made to reconcile back to DTE's overall effective rate for the year The effective tax rate adjustments net to zero for the total year This adjustment is recognized in reported earnings but is removed from operating earnings Variables which affect this adjustment include: the amount and profile of pre-tax earnings the level and calendarization of tax credits generated Changes in the synfuel production profile has significantly impacted the size of the adjustments in 2003 $ millions 11 (25) 19 (5) (45) (107) 82 70 Q1 Q2 Q3 Q4 2002 2003

Synfuel Portfolio

Synfuel Results Synfuels Produced (millions of tons) Synfuels Net Income ($millions) Total 2002 Production: 8.8M Tons Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 1.4 1.3 2 4.1 0 4.3 4.4 1.6 3.2 2002 2003 Total 2003 Production: 13.6M Tons Total 2002 Net Income: $136M Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 22 18 28 68 0 53 70 27 48 2002 2003 Total 2003 Net Income: $197M

Synfuel Net Income Reporting Structure 2004E Reported in Income $220 Reported in Income Taxes (50) $170 (A) Tax expense can be estimated as pre-tax income X 35% less $50M $ millions 2003A ($46) 243 $197 Net Income Memo: Effective Tax Rate (A) (34.4%)

Mechanics of a Synfuel Tax Credit Marginal Analysis Illustrative - After Tax Retain Sell Net Income Cash Flow $0.60 - $0.70 / credit incur operating losses full value of credit recognized $0.40 - $0.60 / credit incur operating losses interests monetized at a slight discount ($1.00) - ($1.20) / credit incur operating losses AMT paid on incremental credits retained (current tax position carries credits forward) Positive cash flows come in the future $0.40 - $0.55 / credit incur operating losses realize selldown cash proceeds As facilities are sold, net income per credit declines but cash increases Ranges are illustrative, actual net income and cash impact per credit will depend on: facilities sold, timing and terms DTE Energy's corporate tax position varied operational efficiencies of facilities

Rate Relief Requests Facts Facts MichCon Filed on September 30, 2003 Requested $194M in total relief; $154M interim relief, effective no later than April 1, 2004 11.5% ROE, 50/50 capital structure Proposed ROE sharing provision to align incentives Detroit Edison (base case) Filed on June 20, 2003 Requested $416M in total base rates Requested $109M regulatory asset surcharge Interim Relief request: $378M with PSCR adjusted for choice program $504M without PSCR adjusted for choice program Effective no later than January 1, 2004 11.5% ROE, 50/50 capital structure Proposed ROE sharing provision to align incentives

Reconciliation of Operating Earnings to Reported Earnings

Reconciliation of Operating Earnings to Reported Earnings